Exhibit 10.2
FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS
THE FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “First Amendment”) is made as of the 23rd day of July, 2021, by and between KBSII GRANITE TOWER, LLC, Delaware limited liability company (‘Seller”), and GRANITE TOWER LLC, a Delaware limited liability company (“Buyer”). In consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:
RECITALS
A.Seller and Buyer are parties to that certain Purchase and Sale Agreement and Escrow Instructions dated of even date herewith (the “Purchase Agreement”). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.
B.Seller and Buyer have agreed to modify the terms of the Purchase Agreement as set forth in this First Amendment.
NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledge, and intended to be legally bound, Seller and Buyer agree as follows:
1.Recitals. The Recitals set forth above are hereby incorporated herein by reference as if the same were fully set forth herein.
2.Title Review and Cure. As of the date of this First Amendment, Buyer acknowledges and agrees that Seller has not delivered, and will not be delivering, to Buyer the Seller’s Title Notice as provided in Section 4.2.2 of the Purchase Agreement. Notwithstanding anything stated to the contrary in the Purchase Agreement, the execution and delivery of this First Amendment shall constitute Buyer’s waiver of its right to terminate the Purchase Agreement arising out of the provisions of Section 4.2.2 of the Purchase Agreement.
3.Expiration of Due Diligence Period. Buyer acknowledges that the Due Diligence Period has expired and, therefore, in accordance with Section 4.3.3 of the Purchase Agreement, Buyer shall no longer have the right to deliver a Termination Notice as provided in Section 4.3.3 of the Purchase Agreement.
4.Payment of Deposit. Notwithstanding anything stated to the contrary in the Purchase Agreement or this First Amendment, if Buyer fails to deposit with Escrow Holder the Deposit by 2:00 p.m. (California time) on July 26, 2021, then the Purchase Agreement and this First Amendment shall not be effective and of no force or effect.
5.Interpretation. The terms and conditions of the Purchase Agreement shall be interpreted and construed to take into account the fact that the last day of the Due Diligence Period is the same date as the Effective Date of the Purchase Agreement.

6.Effectiveness of Agreement. Except as modified by this First Amendment, all the terms of the Purchase Agreement shall remain unchanged and in full force and effect.
7.Counterparts. This First Amendment may be executed in counterparts, and all counterparts together shall be construed as one document.
8.Telecopied/Emailed Signatures. A counterpart of this First Amendment that is signed by one party to this First Amendment and telecopied/emailed to the other party to this First Amendment or its counsel (a) shall have the same effects as an original signed counterpart of this First Amendment, and (b) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this First Amendment.
9.Successors and Assigns. All of the terms and conditions of this First Amendment shall apply to benefit and bind the successors and assigns of the respective parties.
IN WITNESS WHEREOF, Seller and Buyer have entered into this First Amendment as of the date first above stated.
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“SELLER”

KBSII GRANITE TOWER, LLC, a Delaware limited liability company

By:	KBSII REIT ACQUISITION XVIII, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES II, LLC, a Delaware limited partnership, its sole member

		By:	KBS LIMITED PARTNERSHIP II, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr., Chief Executive Officer

“BUYER”

GRANITE TOWER LLC, a Delaware limited liability company

By:	/s/ Michael Winston Michael Winston, Authorized Signatory